UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2015

 ELECTRO SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon		97229
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 641-4141

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On March 25, 2015, Electro Scientific Industries, Inc. (the “Company”) entered into an amendment to the Rights Agreement by and between the Company and Computershare Inc., as successor-in-interest to Mellon Investor Services LLC, as Rights Agent, dated as of May 18, 2009 (the “Rights Agreement”). Pursuant to this amendment, the Final Expiration Date (as defined in the Rights Agreement) was advanced from May 18, 2019 to March 26, 2015. As a result of this amendment, effective as of the close of business on March 26, 2015, the Rights (as defined in the Rights Agreement) expired and are no longer outstanding and the Rights Agreement has terminated by its terms. The description herein of the amendment to the Rights Agreement is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.     Termination of a Material Definitive Agreement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 1.02. A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on a Current Report on Form 8-K on May 19, 2009 and are incorporated by reference into this Item 1.02.

Item 3.03.    Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2015, the Board of Directors of the Company amended Section 2.1 of the Company’s 2009 Restated Bylaws to declassify the Board of Directors. Starting with the Company’s 2015 annual meeting of shareholders, directors will be elected for one-year terms. Directors elected at the 2013 and 2014 annual meetings will not have their current terms shortened. The description herein of the amendment to the 2009 Restated Bylaws is qualified in its entirety by reference to the 2009 Restated Bylaws, as amended, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

3.1    2009 Restated Bylaws, as amended.

4.1    Rights Agreement, dated as of May 18, 2009, between Electro Scientific Industries, Inc., and Mellon Investor Services LLC, which includes as Exhibit A thereto a Form of Amendment to Third Restated Articles of Incorporation of Electro Scientific Industries, Inc. Amending Terms of Series A No Par Preferred Stock Article XI, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Preferred Stock (incorporated herein by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 19, 2009).

4.2    Amendment No. 1 dated as of March 25, 2015 to Rights Agreement, dated as of May 18, 2009, between Electro Scientific Industries, Inc. and Computershare Inc., as successor-in-interest to Mellon Investor Services LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 26, 2015

Electro Scientific Industries, Inc.

By:	/s/ Paul Oldham
Name:	Paul Oldham
Title:	Vice President of Administration, Chief Financial Officer and Corporate Secretary